United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 16, 1996


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


          Bermuda                    1-4668                 NONE
State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)          File Number)        Identification No.)


    Clarendon House, Church Street, Hamilton HM DX, BERMUDA        NONE
            (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422



         (Former name or former address, if changed since last report.)







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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

     On August 16, 1996, the Company was notified by the Florida Department of Environmental Protection ("DEP") that the DEP was ready to issue an offshore drilling permit to Coastal Petroleum Company, its majority owned subsidiary. The position of the DEP is that the permit issuance is subject to publication of the DEP's Notice of Intent. The Company has notified the DEP that the Notice of Intent is not required by either law or regulation.

     A  press  release  and  related   notification  letter  relating  to  these
developments is filed herewith as exhibits and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

     (c) Exhibits

          (99) Additional Exhibits

              (a) Press release of the registrant dated August 16, 1996.

              (b) Letter from the Department of Environmental Protection to
                  Robert J. Angerer, Esq. with attachment of DEP Notice of Intent to Issue Permit.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                 (Registrant)



                                   By /s/ James R. Joyce
                                   ---------------------
                                          James R. Joyce
                                          Treasurer


Date:  August 21, 1996


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